Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 4. Income Taxes

Our quarterly provision for income taxes is measured using an estimated annual effective tax rate, adjusted for discrete items within periods presented. The comparison of our effective tax rate between periods is significantly impacted by the level and mix of earnings and losses by tax jurisdiction, foreign income tax rate differentials and amount of permanent book-to-tax differences.

The income tax provision for the three months ended March 31, 2012 was $21 million at an effective tax rate of 24.8%, compared to $23 million at an effective tax rate of 22.7% for the same period in 2011. The increase in the effective tax rate for the first quarter of 2012 as compared to the same period in 2011 was primarily due to our geographic mix of earnings and a change in the U.S. earnings in states with higher income tax rates.

Unrecognized Tax Benefits

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

The amount of unrecognized tax benefits at March 31, 2012 was $5 million which, if ultimately recognized, will reduce our annual effective tax rate. We do not believe that the unrecognized tax benefits will significantly change within the next twelve months.

We classify interest relating to unrecognized tax benefits as a component of other non-operating income, net and tax penalties as a component of income tax expense in our Condensed Consolidated and Combined Income Statements. As of March 31, 2012, we had less than $1 million of interest accrued for unrecognized tax benefits.

Note 14. Income Taxes

Prior to the Spin-off, Xylem was a member of ITT’s consolidated federal and state tax returns, and therefore current and deferred tax expense has been computed for the Company on a separate return basis. Subsequent to the Spin-off the Company files its own consolidated federal and state tax returns.

The source of pre-tax income and the components of income tax expense are as follows:

(in millions)	2011	2010	2009
Income components:
Domestic	$46	$65	$23
Foreign	337	323	254

Total pre-tax income	$383	$388	$277

Current:
Domestic—federal	$20	$29	$(2)
Domestic—state and local	5	3	—
Foreign	71	58	52

Total Current	96	90	50

Deferred:
Domestic—federal	$21	$(41)	$(44)
Domestic—state and local	3	—	1
Foreign	(16)	10	7

Total Deferred	8	(31)	(36)

Total income tax provision	$104	$59	$14

Effective income tax rate	27.4%	15.2%	5.0%

Reconciliations between taxes at the U.S. federal income tax rate and taxes at our effective income tax rate on earnings before income taxes are as follows:

	2011	2010	2009
Tax provision at U.S. statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
Foreign restructurings	1.5	—	(20.8)
State income taxes	1.3	0.8	0.4
Settlements of tax examinations	(4.7)	(0.3)	(0.7)
Valuation allowance	4.7	(0.8)	(3.2)
Tax exempt interest	(14.6)	(5.7)	(2.2)
Foreign tax rate differential	(4.6)	(5.1)	(4.7)
Repatriation of foreign earnings, net of foreign tax credits	3.7	(8.8)	0.2
Non-deductible separation costs	2.6	—	—
Other—net	2.5	0.1	1.0

Provision for income taxes	27.4%	15.2%	5.0%

Deferred tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities, applying enacted tax rates in effect for the year in which we expect the differences will reverse.

The following is a summary of the components of the net deferred tax assets and liabilities recognized in the accompanying consolidated balance sheets:

(in millions)	2011	2010
Deferred tax assets:
Employee benefits	$132	$33
Accrued expenses	6	24
Loss carryforward	199	76
Inventory	5	3
Foreign tax credit carryforwards	17	51
Other	4	4

	$363	$191

Valuation allowance	(195)	(68)

Net deferred tax asset	$168	$123

Deferred tax liabilities:
Intangibles	$172	$122
Investment in foreign subsidiaries	15	—
Property, plant, and equipment	12	13
Other	21	—

Total deferred tax liabilities	$220	$135

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to realize existing deferred tax assets. On the basis of this evaluation, as of December 31, 2011, a valuation allowance of approximately $195 million has been established to reduce the deferred income tax asset related to certain U.S. and foreign net operating losses and U.S. capital loss carryforwards. During 2011, the valuation allowance increased by $154 million as a result of losses from certain foreign operations, decreased by $93 million as a result of the utilization of certain operating losses and increased by $66 million as a result of net operating losses contributed by ITT.

Deferred taxes are classified in the Consolidated and Combined Balance Sheets as follows:

(in millions)	2011	2010
Current assets	$45	$47
Non-current assets	76	52
Current liabilities	(8)	(12)
Non-current liabilities	(165)	(99)

Total deferred taxes	$(52)	$(12)

Tax attributes available to reduce future taxable income begin to expire as follows:

(in millions)	Amount	First Year of Expiration
U.S. net operating loss	$28	December 31, 2023
State net operating loss	65	December 31, 2012
U.S. tax credits	16	December 31, 2020
Foreign net operating loss	693	December 31, 2013

As of December 31, 2011, we have provided a deferred tax liability of $15 million on the excess of $100 million of financial reporting over the tax basis of investments in certain foreign subsidiaries that has not been permanently reinvested. In addition, we have not provided for deferred taxes on the excess of financial reporting over the tax basis of investments in certain foreign subsidiaries in the amount of $1.5 billion because we plan to reinvest such amounts indefinitely outside the U.S. The determination of the amount of federal and state income taxes is not practicable because of complexities of the hypothetical calculation.

Unrecognized Tax Benefits

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2011	2010	2009
Unrecognized tax benefits—January 1	$43	$19	$20
Additions for:
Current year tax positions	—	20	1
Business combinations	—	5	—
Reductions for:
Assumption by ITT	(24)	—	—
Settlements	(14)	(1)	(2)

Unrecognized tax benefits—December 31	$5	$43	$19

During 2011, the amount of unrecognized tax benefits decreased by $24 million as a result of the Spin-off from ITT and the associated Tax Matters Agreement, as described below, which provides that ITT assumes all consolidated tax liabilities and related interest and penalties for the pre-spin period.

The amount of unrecognized tax benefits at December 31, 2011, includes $5 million of unrecognized tax benefits which, if ultimately recognized, will reduce our annual effective tax rate. We do not believe that the unrecognized tax benefits will significantly change within the next twelve months.

In many cases, unrecognized tax benefits are related to tax years that remain subject to examination by the relevant taxing authorities. By virtue of previously filed separate company and consolidated tax returns with ITT, we are routinely under audit by federal, state, local and foreign taxing authorities. These audits include questioning the timing and the amount of deductions and the allocation of income among various tax jurisdictions. Income taxes payable include amounts considered sufficient to pay assessments that may result from examination of prior year returns; however, the amount paid upon resolution of issues raised may differ from the amount provided. Differences between the reserves for tax contingencies and the amounts owed by the company are recorded in the period they become known. Under the Tax Matters Agreement, as discussed below, ITT assumes all consolidated tax liabilities and related interest and penalties for the pre-spin period. The following table summarizes the earliest open tax years by major jurisdiction:

Jurisdiction	Earliest Open Year
Austria	2008
Canada	2008
Germany	2005
Italy	2007
Netherlands	2008
Sweden	2006
United Kingdom	2008
United States	2007

We classify interest relating to unrecognized tax benefits as a component of other non-operating income, net and tax penalties as a component of income tax expense in our Consolidated and Combined Income Statements. During 2011, interest was reduced by $4 million from the assumption by ITT of $2 million and recognition of net interest income of $2 million. As of December 31, 2011, 2010, and 2009, we had less than $1 million, $5 million, and $4 million of interest accrued for unrecognized tax benefits, respectively.

In connection with the Spin-off, Xylem, ITT and Exelis entered into a Tax Matters Agreement. Under the agreement, we may be obligated to make payments to ITT and Exelis under certain conditions. These conditions include a payment to ITT in the event audit settlement payments exceed amounts specified in the agreement. We also may be obligated to make payments in the event the Spin-off is determined to be taxable. Finally, we are obligated to share in the cost of preparing certain tax returns.

Tax Matters Agreement

The Tax Matters Agreement governs the respective rights, responsibilities and obligations of ITT, Xylem and the other Spincos (members of the ITT group that were spun-off, including Xylem are collectively referred to as “Spincos”) with respect to taxes for periods ending on or before the Spin-off. In general, pursuant to the Tax Matters Agreement, ITT will prepare and file the consolidated federal income tax return, and any other tax returns that include ITT (or any of its subsidiaries) and Xylem (or any of its subsidiaries) for all taxable periods ending on or prior to, or including, October 31, 2011, with the appropriate tax authorities, and, except as otherwise set forth below, ITT will pay any taxes relating thereto to the relevant tax authority. In connection with any audit adjustments with respect to such returns, we have agreed to indemnify ITT for a portion of such tax liability to the extent it exceeds an agreed threshold.

We will file all tax returns that include solely Xylem and/or its subsidiaries and any separate company tax returns for Xylem and/or its subsidiaries for all taxable periods ending on or prior to, or including, October 31, 2011, and will pay all taxes due with respect to such tax returns (including any taxes attributable to an audit adjustment with respect to such returns). In general, ITT controls all audits and administrative matters and other tax proceedings relating to the consolidated federal income tax return of the ITT group and any other tax returns for which the ITT group is responsible.

Under the Tax Matters Agreement, we have agreed not to enter into any transaction involving an acquisition (including issuance) of Xylem common stock or any other transaction (or, to the extent we have the right to prohibit it, to permit any such transaction) that could cause the Spin-off to be taxable to ITT. We have also agreed to indemnify ITT for any tax resulting from any such transactions. Generally, ITT will recognize taxable gain on the Spin-off if there are one or more acquisitions (including issuances) of our capital stock, directly or indirectly, representing 50% or more, measured by vote or value, of our then-outstanding capital stock, and the acquisitions or issuances are deemed to be part of a plan or series of related transactions that include the Spin-off. Any such shares of our common stock acquired, directly or indirectly, within two years before or after the Spin-off (with exceptions, including public trading by less-than-5% shareholders and certain compensatory stock issuances) will generally be presumed to be part of such a plan unless that presumption is rebutted. As a result, our obligations may discourage, delay or prevent a change of control of our company.

Notwithstanding the receipt of any such IRS ruling, tax opinion or officer’s certificate, generally Xylem and each other Spinco must indemnify ITT and each other Spinco for any taxes and related losses resulting from (i) any act or failure to act by such Spinco described in the covenants above, (ii) any acquisition of equity securities or assets of such Spinco or any member of its group, and (iii) any breach by such Spinco or any member of its group of any representation or covenant contained in the separation documents or the documents relating to the IRS private letter ruling or tax opinion concerning the Spin-off of such Spinco.

Under U.S. federal income tax law, ITT and the Spincos are severally liable for all of ITT’s federal income taxes attributable to periods prior to and including the current taxable year of ITT, which ends on December 31, 2011. Thus, if ITT failed to pay the federal income taxes attributable to it under the Tax Matters Agreement for periods prior to and including the current taxable year of ITT, the Spincos would be severally liable for such taxes. In the event a Spinco is required to make a payment in respect of a Spin-off related tax liability of the ITT consolidated federal income tax return group under these rules for which such Spinco is not responsible under the Tax Matters Agreement and full indemnification cannot be obtained from the Spinco responsible for such payment under the Tax Matters Agreement, ITT will indemnify the Spinco that was required to make the payment from and against the portion of such liability for which full indemnification cannot be obtained from the Spinco responsible for such payment under the Tax Matters Agreement.

The Tax Matters Agreement also contains provisions regarding the apportionment of tax attributes of the ITT consolidated federal income tax return group, authority to make tax elections, cooperation, and other customary matters.